Nasdaq: SVFD
FSE: 80W



SAVE FOODS

Redefine Freshness

Eco crop protection that cuts waste and prolongs freshness

Corporate presentation – June 2022

Dan Sztybel
Save Foods Ltd. CEO
dan@savefoods.co

Forward-looking statements

This Company presentation contains forward-looking statements. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expression or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses the potential of its products, its strategy, market potential for its products and future growth. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, risks associated with the Company’s need to raise additional capital to execute on its business plan, limited operating history and expectation to incur losses for the foreseeable future, to adequately protect the technology, dependence on several key executives and on its consultants, ability to identify, negotiate and successfully implement strategic partnering relationships, ability to obtain required regulatory approvals, competition with companies, some of which have greater resources and experience in developing software, and the limited public trading market for the Company’s common stock which may never develop into an active market.

For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the SEC, including, but not limited to, the risks detailed in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no interference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

SAVE FOODS

WE "PRODUCE FOOD" BY SAVING IT FROM GOING TO WASTE

We reduce more than 50% of the waste at the retail level
We are eco- friendly certified organic treatment



SAVE FOODS

GLOBAL FOOD CRISIS



FOOD SHORTAGE LEADS TO HUNGER

Need to feed 10 billion people

46% OF F&V PRODUCED ARE NEVER EATEN

8% of greenhouse gas emissions

HUMAN PATHOGENS

A yearly $90B problem

PLANT PATHOGENS

Cost the industry ~ $540B every year

PESTICIDES, A CATCH-22

Health and environmental concerns

SAVE FOODS


SAVE
FOODS
Redefining Freshn
DO MORE
SAVE
FOODS

SAVE FOODS

"The power of the fruit to protect the fruit"

We address the global food concerns with

no additional costs to the industry

by using a proprietary blend of food acids

We are

NOT A PESTICIDE*

NOT A COATING

NOT A PLASTIC PACKAGING

FDA GRAS NSF OMRI LISTED

* Our blend of food acids are **adjuvant** to PAA

SAVE FOODS

Save Foods already protects millions of fruits & vegetables from going to waste

Industry standard



Save Foods!

DO MORE with LESS

"Producing food" by saving F&V from waste

SAVE FOODS

We are using the power of fruit



A BLEND OF FOOD ACIDS

Food acids are recognized as safe (GRAS) by the FDA

NON-TOXIC & GREEN

- Environmentally friendly
- Worker friendly
- No toxic residues

SYNERGIES WITH PESTICIDES

Fully or partially replaces pesticides; reducing chemical residues while maintaining effectiveness

Save Foods can bridge the gap between health and food

SAVE FOODS

Strong Intellectual Property
Three Layers of Protection

1. Growing Patent Portfolio

- 9 issued
- 6 patents pending
- 7 patent families

2. Trade Secrets & Knowhow:
Collection of proprietary techniques and methodologies in treatment and manufacturing extends our competitive advantage.

3. Unique marker:
Save Foods` treatments leave a natural marker making any unauthorized use detectable.

Country	Type	Status	Application/Patent Number	Priority Date
Europe	Patent	Allowed	11825901.9	September 14, 2010
Israel	Patent	Issued	225247	September 14, 2010
Israel	Patent	Allowed	254909	September 14, 2010
United States	Patent	Issued	10,212,956	September 14, 2010
United States	Patent	Pending	16/278,108	September 14, 2010
Israel	Patent	Issued	229724	May 30, 2011
Israel	Patent	Issued	227328	June 23, 2013
United States	Patent	Issued	9,487,350	June 23, 2013
United States	Patent	Pending	63/111,197	November 9, 2020
United States	Patent	Pending	63/111,220	November 9, 2020
International Application	Patent	Pending	PCT/IL2021/050229	March 1, 2020
International Application	Patent	Pending	PCT/IL2021/050770	June 23, 2020

SAVE FOODS

CUSTOMER CASE STUDY

SiCar Farms **Mexican grower & packer**



5 DAYS EXTRA SHELF LIFE

translates into an extra
$126/ton for the retailers

IMMEDIATE VALUE & BENEFITS

"After running a trial with Save Foods, we received very good feedback from a leading US food retailer. They subsequently **increased their next order by 25%!**

As a result, we are adding Save Foods' treatment to the rest of our packing houses."

SiCar
Mexican grower & packing house

Cuties SiCar Farms mehadrin Growers at heart Galilee

SAVE FOODS

GLOBAL FRUITS AND VEGETABLES TRADE

Europe is responsible for over €60 billion or 44% of the global trade value of fresh fruit and vegetables

Exporting fresh fruit and vegetables to Europe requires you to keep high standards of food safety and quality



Main EU import partners for fresh fruits and vegetables

Peru and South Africa:
both are typical counter-seasonal suppliers.

Morocco, Egypt and Turkey:
price-competitive countries with the advantage of being close to Europe.

https://www.cbi.eu/market-information/fresh-fruit-vegetables/what-demand

Current solutions – pesticides, a catch-22

PESTICIDES

50%

Reduce the overall use and risk of chemical and hazardous pesticides

ORGANIC FARMING

25%

Increase the percentage of organically farmed land in the EU

#EUFarm2Fork #EUGreenDeal

Towards dramatic reduction of pesticides

European Commission

SAVE FOODS

Save Foods growth curve – 5M tons treated by 2023

1.6% out of 308M tons of the production for our first market opportunity



Tons
5,000,000
600,000
120,000
GROWTH
40X
Tons Treated
IPO MAY 2021
Current
2022
2023



Average sale price $3.5/ton

SAVE FOODS

ADDITIONAL GROWTH CATALYSTS

2022 | 2023

Collaboration with Food Retailers
- Currently 3
- Additional 5

ORGANIC Market
- OMRI Certification received

BERRIES Market
- Game changing application

CANNABIS Market
Losing $3B due to contamination
- First application in US
- Reducing cannabis losses

New Leading Market
- China & India

SAVE FOODS

Highly experienced management team



David Palach

CEO



Dan Sztybel

CEO
Israeli
Subsidiary



Neta Matis, PhD

COO
&
Head of
Science



Lital Barda

CFO



Art Dawson, PhD

US Business
Manager

SAVE FOODS

WHY NOW?

Huge potential for growth, answers market demand

- Food waste and food safety are not passing fads, they are global problems that cost the industry trillions of dollars every year
- Huge potential for growth: the total accessible market size is over $2bn
- Easy to implement, cost efficient and cost saving products
- It’s the right time: regulation for pesticides is tightening, alternatives are being sought right now
- The industry is endorsing us, industry leaders are quickly becoming commercial clients
- The product is easy and cheap to produce and profit margins are high

SAVE FOODS

THE LAST WISH WAS TO BE EATEN



Nasdaq: SVFD
FSE: 80W

Thank you

HELP US MAKE THE LAST WISH COME TRUE

Dan Sztybel
Save Foods Ltd. CEO
dan@savefoods.co

SAVE FOODS
www.savefoods.co